EXHIBIT (H) (XXII) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K


Huntington Real Assets Fund's name changed to Huntington Real Strategies Fund - 5/1/07

               AMENDED AND RESTATED INVESTMENT COMPANY EXHIBIT #1
                                       TO
                     AGREEMENT FOR ADMINISTRATIVE SERVICES
                                    BETWEEN
                          THE HUNTINGTON NATIONAL BANK
                            AND THE HUNTINGTON FUNDS

              DATED AS OF JUNE 23, 2006 AND REVISED APRIL 30, 2007


List of Portfolios

Huntington Dividend Capture Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Florida Tax-Free Money Fund
   Investment A Shares
   Trust Shares
Huntington Growth Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Income Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Intermediate Government Income Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington International Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Macro 100 Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Michigan Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Mid-Corp America Fund
   Investment A Shares
   Investment B Shares
Huntington Money Market Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Interfund Shares
Huntington Mortgage Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington New Economy Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Ohio Municipal Money Market Fund
   Investment A Shares
   Trust Shares
Huntington Ohio Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Real Asset Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Rotating Markets Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Short/Intermediate Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Situs Small Cap Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Trust Shares